UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 24, 2006
                                                          ---------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

         Delaware                  0-28815                 06-1241321
         --------                  -------                 ----------
State or other Jurisdiction      (Commission             (IRS Employer
    of Incorporation)            File Number)          Identification No.)


    13  North Street, Litchfield, Connecticut                 06759
    -----------------------------------------                 -----
     (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 5.  Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
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Appointment of Principal Officers.
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         (d) At the August 24, 2006,  meeting of the Board of Directors of First
Litchfield Financial Corporation (the "Company"), the Board voted to increase the number of Directors from 12 to 13. The Board elected Richard E. Pugh of Woodbury, Connecticut, to fill the newly created vacant seat effective September 21, 2006. Mr. Pugh will serve in the class of Directors whose terms are to expire at the 2008 Annual Meeting of Shareholders, and until his successor is elected and qualified. In addition, Mr. Pugh will also serve on the Board of Directors of the Company's subsidiary, The First National Bank of Litchfield (the "Bank"), for a term to expire at the Annual Meeting of Shareholders to be held in March 2007.

                  Mr. Pugh has also been appointed to the following Committees of the Board: Compensation Committee, Planning Committee and Trust Committee.

         There are no transactions since the beginning of the Company's last fiscal year or proposed transactions to which the Company was or is a party and in which Mr. Pugh has a direct or indirect material interest.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

         (c)      Exhibits.
                  99.1  Press Release dated August 24, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  August 24, 2006                First Litchfield Financial Corporation


                                       By: /s/   Joseph J. Greco
                                           -------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer

                             (Exhibit 99.1 follows)


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